UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09092

First Eagle Variable Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas

New York, NY 10105-4300

(Address of principal executive offices) (Zip code)

Robert Bruno

First Eagle Variable Funds

1345 Avenue of the Americas

New York, NY 10105-4300

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

First Eagle Overseas Variable Fund

advised by Arnhold and S. Bleichroeder Advisers, LLC

ANNUAL REPORT

December 31, 2004

First Eagle Overseas Variable Fund

THE PRESIDENT’S LETTER

John P. Arnhold

Dear Shareholder,

We are pleased to provide you your Annual Report. This report marks the end of Jean-Marie Eveillard’s brilliant career at First Eagle (and SoGen before First Eagle). Jean-Marie has not only been our portfolio manager, but more importantly the steward of client assets for almost 30 years. We will miss the expertise and sage advice which he has provided for so long.

While we are sad to see Jean-Marie leave us, we believe the transition has been well prepared. At the time of the acquisition of the adviser to the then SoGen Funds in 1999, we knew Jean-Marie intended to step down in January of 2005, and so we began to put plans in place for his succession. Effective January 1, 2005, Charles de Vaulx became Chief Investment Officer of the Global Value team and Portfolio Manager of the First Eagle Overseas Variable Fund. Charles has worked with, and been trained by, Jean-Marie since 1987, becoming Associate Portfolio Manager in 1996, and rising to Co-Portfolio Manager in 1999. He has been an instrumental part of the past success of the Fund. In fact, Charles is the chief architect of the team of research analysts we currently have in place. We look forward to continued application of the time tested value investment process and we will continue building and broadening the strength of the investment team under Charles’ leadership.

We appreciate the trust you place in us by investing your savings in the First Eagle Overseas Variable Fund.

Sincerely,

John P. Arnhold President
January 2005

First Eagle Overseas Variable Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Charles de Vaulx

The twelve-month period ended December 31, 2004, was characterized by some volatility in major markets, but was overall favorable to financial assets. Equity markets rallied until early March, then fell sharply until early August, before recovering later in the period. Markets benefited from resilient economies, a quick victory of President Bush in the U.S. election, a retreat of oil prices after their strong rally in the third quarter, and very low interest rates. Also, “value” stocks performed better than “growth” stocks, the former benefiting from higher corporate earnings in many cyclical businesses and increased corporate activity (takeovers, going private transactions including in unlikely places such as Japan), while the latter suffered from anemic growth in the technology sector and difficulties in the pharmaceutical industry. Oil prices rose over 36% during the year, to $45 per barrel (WTI) as of December 31, 2004. The U.S. dollar fell 7.0% against the euro and 4.3% against the yen during the period, further boosting the U.S. dollar return of those markets. The European and Japanese markets were up in local currency terms despite the negative impact the weaker U.S. dollar had on local companies. Gold rose 5.4% to $438 an ounce, mostly on the heels of a weaker dollar, yet most gold mining stocks were down. Bond markets were very volatile, however they eventually finished the period on an unusually upbeat note (i.e., low yields). This was unusual since three inflationary forces, which should have resulted in much higher bond yields, were in effect—high oil prices, a resilient economy in China and a weak dollar.

The net asset value of the Fund’s shares rose 27.50% for the year ended December 31, 2004, while the MSCI EAFE Index was up 20.25% over the period. The foreign stocks that helped the performance of the First Eagle Overseas Variable Fund came from a variety of industries and countries. Wendel Investissement (holding company, France), Kuehne & Nagel International AG (freight forwarding, Switzerland), EnCana Corporation (energy, Canada), Samsung Electronics Company, Limited Pfd. (technology, South Korea), Shimano Inc. (consumer products, Japan) and Ono Pharmaceutical Company, Limited (healthcare, Japan) were among some of the more successful individual stocks that added to returns. The few stocks that declined had company-specific issues such as Gold Fields Limited, which underperformed because of an acrimonious and protracted M&A battle with Harmony Gold Mining Company, Limited.

Mergers and acquisitions also contributed to the Fund’s performance with the takeovers of Kukdong Electric Wire Company, Limited (capital goods, South Korea) and InterTan Inc. (retail, Canada).

On December 31, 2004, the Fund was approximately 35% hedged to protect against a possible decline in the Japanese yen. The Fund was approximately 25% hedged against the euro, which was up from 20% last year, since we believe the latter to remain somewhat undervalued against the U.S. dollar.

Commentary

The discounts at which the account’s holdings are currently trading remain narrow, thus providing far less “margin of safety” than a year ago. We still derive comfort from the fact that foreign markets, while not “cheap” by historical standards, currently offer better values than the U.S. market. We are also encouraged that corporate activity (takeovers, LBOs, going private transactions) appears to be gaining traction, including in unlikely places such as Japan and now South Korea, sometimes to the benefit of the account’s holdings. We remain committed to buying only securities at prices we like. Cash, too, is a hedge and should be viewed as a reserve for future purchasing power.

As you probably know, Jean-Marie Eveillard retired on December 31, 2004. His plans to retire had been well publicized and we were well prepared when it happened. The transition has been seamless. I am now the sole Portfolio Manager. On an organizational level though, we have made some changes worth mentioning. Charles de Lardemelle, an analyst with the Global Value Group since 1996, was promoted to Co-Director of Research. In addition to his existing research analyst duties, he will help me oversee the team of analysts as well as be involved in the hiring and training of any new analysts. John Napolitano, who joined the firm in 1996, and moved to the trading desk in 1999, has been named Vice President and Head of Trading for the Global Value Group.

As always, we appreciate your confidence and thank you for your support.

Charles de Vaulx Manager
January 2005

A TRIBUTE TO JEAN-MARIE EVEILLARD

By the time you read this Report, Jean-Marie Eveillard will have retired as Co-President and Co-Manager of the First Eagle Variable Funds.

I first met and worked for Jean-Marie as an intern for three months in the summer of 1983, some twenty-one years ago. I concluded the paper I wrote after my internship (“Securities Analysis and the Management of Mutual Funds”) as follows:

One understands the thrill and luck associated with discovering what genuine professional money management is, and this in very privileged conditions:

•	In New York, by far the most important financial market in the world
•	In a very difficult market after one year of uninterrupted rise
•	And under the guidance of Mr. Eveillard, whose lucidity and inner calm were only matched by his humility.

That same paper started with the following opening lines:

I wish to express my deep gratitude to Mr. Eveillard. The time he has been willing to give me, his constant concern with mentoring and his clarity allowed me to benefit fully from my experience as an intern. His trust and the various opportunities that he gave me left a great impression. Beyond just securities analysis, Mr. Eveillard will remain the symbol of an exemplary role model: Those are rare and priceless to any young man at the dawn of his professional life.

Twenty-one years later, having worked closely with Jean-Marie over almost eighteen years, first as a securities analyst, then as an Associate Portfolio Manager and more recently as a Co-Portfolio Manager, I realize that I had then only scratched the surface. Among the many attributes I have discovered while working with Jean-Marie are a great intellect; a wealth of knowledge; an extraordinary memory; a limitless ability to listen; a curious, eclectic as well as iconoclastic mind; a natural skepticism (“we don’t trust nobody”); a deep aversion to risk; a tremendous sense of fiduciary duty; and a total lack of greed.

Oddly enough, the memory I will cherish the most is of Jean-Marie’s great sense of style—concise and quite matter of fact—whether in writing, in public speaking, or even on TV!

Timing is everything. Long before his “crossing of the desert” (the period from 1995 to March 2000, when large cap growth stocks and new economy stocks were the rage) Jean-Marie had initially considered retiring by the middle of 2000. He was wise to work a little longer, becoming the Morningstar Manager of the Year in 2001, and the recipient of the Morningstar Lifetime Achievement Award in June 2003.

Jean-Marie has worked extremely hard during his lifetime and I wish him well in his retirement. I am glad to know that Jean-Marie will be available when I need his advice.

Charles de Vaulx First Eagle Variable Funds

First Eagle Overseas Variable Fund

Fund Expenses

(Unaudited)

Example

As a shareholder of the First Eagle Variable Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the First Eagle Overseas Variable Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Accoun Value	Expenses Paid During the Period(3)

First Eagle Overseas Variable Fund	17.51%	$1,000.00	$1,175.06	$7.16

(1)	For the six months ended December 31, 2004.
(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized and represents the actual return only for the six-month period ended December 31, 2004.

(3)	Expenses are equal to the annualized expense ratio of 1.31%, for the Fund, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Variable Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Variable Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Variable Funds with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Actual Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)

First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.55	$6.65

(1)	For the six months ended December 31, 2004.
(2)	Expenses are equal to the annualized expense ratio of 1.31% for the Fund, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FUND OVERVIEW

FIRST EAGLE OVERSEAS VARIABLE FUND	Data as of December 31, 2004

THE INVESTMENT STYLE				AVERAGE ANNUAL RETURNS

First Eagle Overseas Variable Fund seeks long-term growth of capital.					ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (2-3-97)
				First Eagle Overseas Variable Fund	27.50%	20.77%	18.05%
ASSET ALLOCATION				MSCI EAFE Index	20.25%	(1.13)%	5.41%
				Consumer Price Index	3.35%	2.52%	2.32%
Stocks 94.36% Bonds 3.11% U.S. Dollar Cash and Equivalents 2.53%
				GROWTH OF A $10,000 INITIAL INVESTMENT

$37,183

$15,177

$11,995

20,000

25,000

30,000

$40,000

15,000

5,000

10,000

0

2/97

12/97

12/98

12/99

12/00

12/01

12/02

12/03

12/04

First Eagle Overseas Variable Fund

MSCI EAFE Index

Consumer Price Index

35,000

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

COUNTRIES
Japan	25.26%	Hong Kong	1.13%
France	15.54%	Belgium	1.02%
United Kingdom	9.74%	New Zealand	0.99%
Switzerland	8.02%	Luxembourg	0.83%	TOP 10 HOLDINGS
South Korea	6.33%	Malaysia	0.76%	Wendel Investissement (French holding company)			4.07%
Canada	5.97%	Australia	0.45%	Kuehne & Nagel International AG (Swiss freight company)			3.59%
United States	3.91%	China	0.45%	EnCana Corporation (Canadian energy company)			3.18%
South Africa	2.96%	Finland	0.34%	Shimano Inc. (Japanese manufacturer of bicycle parts)			3.18%
Italy	2.52%	Chile	0.32%	Ono Pharmaceutical Company, Limited (Japanese pharmaceutical company)			3.12%
Mexico	2.10%	Indonesia	0.28%	Samsung Electronics Company, Limited Pfd.			2.90%
Spain	1.94%	Hungary	0.22%	(South Korean electronics company)
Singapore	1.94%	Argentina	0.19%	Newmont Mining Corporation (U.S. gold mining company)			2.48%
Netherlands	1.92%	Other	0.65%	Remy Cointreau SA (French beverage company)			2.25%
Germany	1.68%			Aggregate Industries Plc (U.K. construction materials company)			2.23%
				Associated British Ports Holdings Plc (U.K. marine transportation company)			2.23%
The Fund’s portfolio composition is subject to change at any time.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS

December 31, 2004

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(94.36%)
	Australia (0.45%)
200,000	Spotless Group Limited (8)	$480,783	$809,582

	Belgium (1.02%)
55,000	Deceuninck (1)	962,375	1,825,189

	Canada (5.97%)
100,000	EnCana Corporation (3)	3,576,682	5,706,000
100,000	Aber Diamond Corporation (12)	3,270,459	3,537,058
75,000	Baytex Energy Trust (3)	665,790	798,025
100,000	IAMGOLD Corporation (12)	420,617	667,417

		7,933,548	10,708,500

	Chile (0.32%)
45,000	Quinenco SA ADR (8)	181,973	580,275

	China (0.45%)
15,000	PetroChina Company, Limited ADR (3)	347,466	805,350

	Finland (0.34%)
25,000	Vaisala Oy-A (15)	604,542	616,297

	France (14.08%)
100,000	Wendel Investissement (7)	2,120,408	7,293,982
100,000	Remy Cointreau SA (2)	2,987,412	4,036,410
100,000	Sodexho Alliance (1)	2,769,461	3,015,117
15,000	Societe du Louvre Reg D (1)	849,047	1,893,591
12,000	Robertet SA (2)	907,590	1,527,876
18,000	Essilor International SA (6)	1,017,855	1,405,565
1,750	Societe Sucriere de Pithiviers-le-Vieil (2)	576,693	1,398,521
18,000	Neopost SA (8)	982,440	1,394,593
25,000	Laurent-Perrier (2)	758,516	1,154,711
10,000	Eurazeo (7)	470,138	841,822
10,000	Gaumont SA (10)	492,848	773,419
18,000	Sabeton SA (7)	229,529	276,724
2,000	Didot-Bottin (7)	126,999	219,429

		14,288,936	25,231,760

	Germany (1.68%)
20,000	Hornbach Holding AG Pfd. (14)	898,404	1,706,941
20,000	Pfeiffer Vacuum Technology AG (8)	651,503	899,388
3,500	Axel Springer Verlag AG (10)	163,819	407,704

		1,713,726	3,014,033

	Hong Kong (1.13%)
1,059,500	Shaw Brothers (Hong Kong) Limited (10)	889,158	1,172,224
150,000	Hopewell Holdings Limited (13)	162,981	384,986
425,000	Chitaly Holdings Limited (1)	242,760	347,195
1,000,000	City e-Solutions Limited (1)	46,356	110,639

		1,341,255	2,015,044

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)
	Hungary (0.22%)
5,000	Brau Union Hungaria Brewerie (a)(2)	$107,892	$387,372

	Indonesia (0.28%)
525,500	PT Bat Indonesia Tbk (a)(2)	552,672	509,507

	Italy (2.52%)
250,000	Italcementi S.p.A. RNC (9)	1,162,104	2,854,609
250,000	Gewiss S.p.A. RNC (8)	597,083	1,669,421

		1,759,187	4,524,030

	Japan (25.26%)
200,000	Shimano Inc. (1)	3,065,595	5,692,046
100,000	Ono Pharmaceutical Company, Limited (6)	3,927,311	5,594,746
200,000	Toho Company, Limited (10)	2,206,625	3,150,572
85,000	Secom Joshinetsu Company, Limited (8)	1,544,591	1,827,779
125,000	Seikagaku Corporation (6)	1,028,893	1,690,586
100,000	Tokyu Community Corporation (8)	1,477,450	1,683,289
100,000	Ryoyo Electro Corporation (15)	1,280,704	1,566,529
100,000	T. Hasegawa Company, Limited (2)	1,436,223	1,536,366
55,000	Mandom Corporation (2)	1,027,064	1,487,716
74,950	Nitto Khoki Company, Limited (8)	1,343,653	1,438,836
300,000	Aioi Insurance Company, Limited (4)	820,440	1,380,686
35,000	Tachihi Enterprise Company. Limited (13)	1,123,021	1,375,821
175,000	Takuma Company, Limited (8)	1,264,663	1,374,118
200,000	NIPPONKOA Insurance Company, Limited (4)	706,596	1,356,361
50,000	Matsumoto Yushi-Seiyaku Company (9)	1,098,109	1,313,549
35,000	Dydo Drinco Inc. (2)	761,747	1,140,842
100,000	Sansei Yusoki Company, Limited (8)	839,965	1,099,489
55,000	Maezawa Kasei Industries Company, Limited (8)	853,757	1,067,623
55,000	Chofu Seisakusho Company, Limited (1)	749,181	1,024,811
75,000	Katakura Industries Company, Limited (8)	572,887	974,945
70,000	Poplar Company Limited (2)	927,632	946,728
85,000	Chubu Nippon Broadcasting Company (10)	958,094	930,431
50,000	Maruichi Steel Tube Limited (9)	611,843	881,051
12,000	ASAHI Broadcasting Corporation (10)	813,533	805,643
35,000	ICOM Inc. (15)	745,162	793,481
50,000	TKC Corporation (8)	877,331	785,697
200,000	Tokyo Kikai Seisakusho, Limited (10)	596,870	589,638
100,000	Aida Engineering, Limited (8)	204,905	478,716
60,700	Yomeishu Seizo Company, Limited (2)	396,406	475,441
50,000	Shingakukai Company, Limited (1)	385,310	424,228
24,672	Shoei Company, Limited (7)	127,166	388,895

		33,772,727	45,276,659

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)
	Luxembourg (0.83%)
3,500	Socfinasia SA (7)	$703,650	$1,069,039
2,000	Societe Financiere Luxembourgeoise (7)	311,400	411,768

		1,015,050	1,480,807

	Malaysia (0.76%)
2,000,000	POS Malaysia & Services Holdings Berhad (8)	1,071,091	1,368,421

	Mexico (2.10%)
700,000	Industrias Penoles, SA de C.V. (12)	1,062,488	3,767,830

	Netherlands (1.92%)
35,000	Koninklijke Grolsch NV (2)	862,910	1,097,484
50,000	Arcadis NV (8)	561,206	927,833
35,000	United Services Group NV (8)	421,755	815,409
15,000	Hal Trust NV (7)	331,804	605,462

		2,177,675	3,446,188

	New Zealand (0.87%)
375,000	News and Media NZ Limited exchangeable preference shares (10)	863,093	1,252,448
1,250,000	Evergreen Forests Limited (a)(11)	316,681	309,745

		1,179,774	1,562,193

	Singapore (1.94%)
500,000	Haw Par Corporation Limited (8)	1,015,622	1,577,046
700,000	Singapore Airport Terminal (16)	724,759	861,710
500,000	United Overseas Land Limited (7)	526,207	618,569
1,000,000	Del Monte Pacific Limited (2)	239,759	419,525

		2,506,347	3,476,850

	South Africa (2.96%)
275,000	Gold Fields Limited ADR (12)	3,387,461	3,432,000
726,450	Mvelaphanda Resources Limited (a)(12)	2,361,791	1,865,992

		5,749,252	5,297,992

	South Korea (6.33%)
18,000	Samsung Electronics Company, Limited Pfd. (15)	2,740,388	5,190,301
100,000	Hyundai Pharmaceutical Industries Company, Limited (2)	887,888	1,255,796
1,500	Lotte Confectionery Company, Limited (2)	360,172	1,149,053
45,000	Kukdong Electric Wire Company, Limited (8)	646,442	1,075,879
25,870	Tae Young Corporation (17)	827,709	937,138
100,000	Daeduck Electronics Company, Limited (15)	653,555	877,125
2,500	Nam Yang Dairy Products (2)	635,014	862,152

		6,751,168	11,347,444

	Spain (1.94%)
100,000	Corporacion Financiera Alba SA (7)	2,179,860	3,481,065

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)
	Switzerland (8.02%)
30,000	Kuehne & Nagel International AG (16)	$1,742,304	$6,440,307
1,000	Pargesa Holding AG (7)	1,838,653	3,504,929
1,000	Lindt & Spruengli AG (2)	974,224	1,417,744
425	Metall Zug PC AG (1)	465,010	1,163,746
20	Metall Zug AG (1)	223,140	332,092
2,000	Edipresse SA (10)	675,882	1,033,954
10,000	Micronas Semiconductor (a)(15)	374,533	488,500

		6,293,746	14,381,272

	Thailand (0.09%)
20,000	The Oriental Hotel Public Company, Limited (1)	88,922	156,403

	United Kingdom (8.41%)
2,000,000	Aggregate Industries Plc (9)	2,728,245	4,005,696
439,000	Associated British Ports Holding Plc (16)	3,894,691	3,996,592
500,000	Millennium & Copthorne Hotel Plc (1)	2,082,718	3,785,287
150,000	Spirax-Sarco Engineering Plc (8)	863,922	1,861,499
375,000	J.Z. Equity Partners Plc (4)	667,077	1,018,793
75,000	The Vitec Group Plc (10)	476,895	411,111

		10,713,548	15,078,978

	United States (3.91%)
100,000	Newmont Mining Corporation (12)	3,282,840	4,441,000
50,000	Freeport McMoRan Copper & Gold Inc., Class ‘B’ (12)	655,999	1,911,500
15,000	Freeport McMoRan Copper & Gold Inc., Preferred Series `C’ (c)(12)	438,425	654,750

		4,377,264	7,007,250

	Miscellaneous (0.56%)
50,000	Banco Latinoamericano de Exportaciones SA ADR (4)	819,420	997,000

	Total Common and Preferred Stocks	110,32,687	169,153,291

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

	Principal Amount		Cost (Note 1)		Value (Note 1)

		Bonds and Convertible Bonds—(3.11%)
		U.S. Dollar Bond (0.33%)
	$500,000	Fimep SA 10 1/2% due 2/15/2013 (8)	$500,000		$595,000

		U.S. Dollar Convertible Bond (0.19%)
	102,040	Cresud S.A.C.I.F. y A. 8% due 11/14/2007 (b)(2)	102,040		344,385

		Non U.S. Dollar Bonds (2.47%)
GBP	500,000	EMI Group Limited Plc 9 3/4% due 5/20/2008 (10)	821,236		1,052,314
EUR	1,371,238	Republic of France O.A.T./i 3% due 7/25/2009 (5)	1,777,976		2,031,375
GBP	615,000	Enodis Plc 10 3/8% due 4/15/2012 (8)	1,009,608		1,334,889

			3,608,820		4,418,578

		Non U.S. Dollar Convertible Bond (0.12%)
NZD	212,934	Evergreen Forest Limited 0% due 3/19/2009 (a)(11)	119,754		211,057

		Total Bonds and Convertible Bonds	4,330,614		5,569,020

		Short Term Investment (3.96%)
	7,102,000	BMW 2.15% due 1/03/2005	7,101,152		7,101,152

		Total Investments (101.43%)	$121,464,453	*	181,823,463	**

		Liabilities in excess of other assets (-1.43%)			(2,570,353)

		Net assets (100.00%)			$179,253,110

______________
*	At December 31, 2004 the cost of investments for federal income tax purposes was $125,734,219.
**	Gross unrealized appreciation and depreciation of securities at December 31, 2004 were $56,850,567 and $761,323, respectively (net appreciation was $56,089,244).

Foreign Currencies	Sector/Industry Classifications
EUR—euro	(1) Consumer Discretionary	(10) Media
GBP—pound sterling	(2) Consumer Staples	(11) Paper and Forest Products
NZD—New Zealand dollar	(3) Energy	(12) Precious Metals
	(4) Financials	(13) Real Estate
	(5) Government Issues	(14) Retail
	(6) Health Care	(15) Technology
	(7) Holding Companies	(16) Transportation
	(8) Industrials	(17) Utilities
(9) Materials

______________
(a)	Non-income producing security.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933 and may only be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

(c)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

Assets:
Investments, at value (cost $121,464,453) (Note 1)	$181,823,463
Cash	32,501
Receivable for investment securities sold	328,667
Receivable for forward currency contracts held, at value (Notes 1and 6)	5,311
Receivable for Fund shares sold	7,913
Accrued interest and dividends receivable	430,364
Other assets	2,749

Total Assets	182,630,968

Liabilities:
Payable for investment securities purchased	1,184,930
Payable for forward currency contracts held, at value (Notes 1 and 6)	1,742,388
Payable for Fund shares redeemed	98,617
Investment advisory fees payable (Note 2)	110,452
Administrative cost reimbursement payable (Note 2)	10,618
Distribution fees payable (Note 3)	106,379
Accrued expenses and other liabilities	124,474

Total Liabilities	3,377,858

Net Assets:
Capital stock (par value, $0.001 per share)	6,522
Capital surplus	102,999,873
Net unrealized appreciation (depreciation) on:
Investments	60,359,010
Forward currency contracts	(1,737,077)
Foreign currency related transactions	15,056
Undistributed net realized gains on investments	17,506,316
Undistributed net investment income	103,410

Net Assets (Note 1)	$179,253,110

Net Asset Value per Share (NAV) (based on 6,522,086 shares outstanding; 1,000,000,000 shares authorized) (Note 5)	$27.48
Maximum Offering Price per Share	$27.48
______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

Investment Income:
Income:
Dividends (net of $408,974 foreign taxes withheld)	$3,027,705
Interest	437,270

Total income	3,464,975

Expenses:
Investment advisory fees (Note 2)	1,150,675
Administrative cost reimbursement (Note 2)	38,167
Distribution fees (Note 3)	383,558
Shareholder servicing agent fees	122,344
Custody fees	112,647
Proxy fees	46,382
Printing fees	45,401
Accounting fees	42,071
Legal fees	33,035
Professional fee	22,041
Trustees’ fees	5,584
Insurance fees	4,538
Registration and filing fees	3,436
Miscellaneous fees	2,962

Total expenses from operations	2,012,841

Net investment income (Note 1)	1,452,134

Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Notes 1 and 6):
Net realized gain (loss) from:
Investment transactions	19,054,539
Foreign currency related transactions	(1,329,328)

17,725,211

Change in unrealized appreciation (depreciation) of:
Investment transactions	18,961,969
Foreign currency related transactions	(88,931)

18,873,038

Net gain on investments and foreign currency related transactions	36,598,249

Net Increase in Net Assets Resulting from Operations	$38,050,383

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,

	2004	2003
Operations:
Net investment income	$1,452,134	$985,860
Net realized gain from investments and foreign currency related transactions	17,725,211	5,105,690
Increase in unrealized appreciation of investments and foreign currency related transactions	18,873,038	32,726,867

Net increase in net assets resulting from operations	38,050,383	38,818,417

Distributions to Shareholders:
Dividends paid from net investment income	(3,800,285)	(37,955)
Distributions paid from net realized gains from investment transactions	(3,987,182)	(23,578)

Decrease in net assets resulting from distributions	(7,787,467)	(61,533)

Fund Share Transactions (Note 5):
Net proceeds from shares sold	31,007,375	45,096,853
Net asset value of shares issued for reinvested dividends and distributions	7,787,467	61,533
Cost of shares redeemed	(17,452,108)	(19,998,181)

Increase in net assets from Fund share transactions	21,342,734	25,160,205

Net increase in net assets	51,605,650	63,917,089
Net Assets (Note 1):
Beginning of year	127,647,460	63,730,371

End of year (including undistributed net investment income of $103,410 and $690,581, respectively.)	$179,253,110	$127,647,460

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS

Note 1—Significant Accounting Policies

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. (First Eagle SoGen Variable Funds, Inc. prior to December 31, 2002). The following is a summary of significant accounting policies adhered to by the Fund.

(a) Investment valuation—The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio investment, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices. Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation, except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)). All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. London closing exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed by the Adviser to be the primary trading venue for that security. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees. Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

(b) Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund amortizes discounts and premiums on debt obligations.

(c) Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(Continued)

However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

(d) Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at current market, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations. The Fund also will be exposed to such fluctuations to the extent it invests in currencies independent of a hedged or securities position.

(e) United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis. At December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$7,302,612
Undistributed net realized gain on investments	12,835,993
Net unrealized appreciation on investments	56,108,110

$76,246,715

(f) Reclassification of Capital Accounts—On the statement of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus accounting principles generally accepted in the United States of America, such as the treatment of foreign currency gains and losses and passive foreign investment companies for federal income tax purposes, a reclassification has been made to increase undistributed net investment income in the amount of $1,760,980 and decrease undistributed net realized gain on investments in the amount of $1,760,980.

(g) Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

(h) Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Note 2—Investment Advisory Agreement and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (“the Adviser”), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”) manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser, an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

Prior to April 30, 2003, the Adviser had agreed to waive its advisory fee, to the extent that the Fund’s aggregate expenses exceeded 1.50% of the Fund’s average daily net assets. The Adviser no longer waives its advisory fees, regardless of other expenses borne by the Fund.

The Adviser also performs certain administrative and accounting services on behalf of the Fund, and, in accordance with its agreement with the Fund reimburse the Adviser for costs (including personnel, overhead and other costs) related to those services. For the year ended December 31, 2004, the Fund reimbursed the Adviser $38,167.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(Continued)

First Eagle Funds Distributors (the “Distributor”), a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, serves as the Fund’s principal underwriter. For the year ended December 31, 2004, the broker-dealer affiliate and the related party of the Adviser received $3,444 in broker commissions for portfolio transactions executed on behalf of the Fund.

Included in the accrued expenses, on the accompanying statement of assets and liabilities of the Fund are fees that are payable to the trustees in the amount of $252.

Note 3—Distribution Plans and Agreements

Under the terms of the Distribution Plans and Agreements (the “Plans”) with the Distributor, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay quarterly a distribution related fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2004, the distribution fees incurred by the Fund were $383,558.

Note 4—Purchases and Sales of Securities

During the year ended December 31, 2004, the aggregate cost of purchases of investment and proceeds from sales of investments, excluding short-term securities, totaled $62,993,725 and $48,012,358, respectively.

Note 5—Capital Stock

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2004	Year Ended December 31, 2003

Shares sold	1,280,110	2,487,289
Shares issued for reinvested dividends and distributions	296,778	2,821
Shares redeemed	(706,678)	(1,097,128)

Net increase	870,210	1,392,982

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6—Commitments

As of December 31, 2004, the Fund had entered into forward currency contracts, as summarized below, resulting in net unrealized depreciation of $1,737,077.

Transaction Hedges:

Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at December 31, 2004	U.S. $ To Be Delivered	Unrealized Appreciation at December 31, 2004	Unrealized Depreciation at December 31, 2004

1/04/05	27,693,443	Japanese yen	$269,457	$268,660	$ 797	—
1/05/05	152,549	pound sterling	292,375	292,796	—	$(421)
1/06/05	56,209,376	Japanese yen	546,917	542,403	4,514	—
1/06/05	33,526	pound sterling	64,255	64,363	—	(108)
1/07/05	1,647	South African rand	292	292	—	—

			1,173,296	1,168,514	5,311	(529)

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at December 31, 2004	Unrealized Appreciation at December 31, 2004	Unrealized Depreciation at December 31, 2004

1/04/05	33,778,807	Japanese yen	327,695	328,668	—	(973)

Portfolio Hedges:

Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at December 31, 2004	U.S. $ To Be Delivered	Unrealized Appreciation at December 31, 2004	Unrealized Depreciation at December 31, 2004

5/18/05	164,258,000	Japanese yen	1,599,846	1,600,515	—	(669)

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at December 31, 2004	Unrealized Appreciation at December 31, 2004	Unrealized Depreciation at December 31, 2004

2/09/05	28,000	euro	35,094	37,922	—	(2,828)
5/11/05	7,591,000	euro	9,513,768	10,287,604	—	(773,836)
5/18/05	1,788,069,000	Japanese yen	16,486,556	17,450,109	—	(963,553)

			26,035,418	27,775,635	—	(1,740,217)

			$29,136,255	$30,873,332	$5,311	$(1,742,388)

Note 7—Distributions to Shareholders

The tax character of distributions paid during 2004 and 2003 was as follows:

	Year Ended December 31,

	2004	2003
Distributions paid from:
Ordinary income	$7,102,170	$61,533
Long-term capital gains	685,297	—

	$7,787,467	$61,533

First Eagle Overseas Variable Fund

FINANCIAL HIGHLIGHTS

		For the Year Ended December 31,

	2004	2003	2002	2001	2000

Selected Per Share Data[a]
Net asset value, beginning of year	$22.58	$14.96	$13.16	$14.01	$14.16

Income from investment operations:
Net investment income	0.23	0.20	0.04	0.14	0.23
Net realized and unrealized gains on investments	5.92	7.43	2.02	0.84	0.79

Total from investment operations	6.15	7.63	2.06	0.98	1.02

Less distributions:
Dividends from net investment income	(0.61)	(0.01)	(0.04)	(0.68)	(0.22)
Dividends from capital gains	(0.64)	(0.00)[b]	(0.22)	(1.15)	(0.95)

	(1.25)	(0.01)	(0.26)	(1.83)	(1.17)

Net asset value, end of year	$27.48	$22.58	$14.96	$13.16	$14.01

Total Return	27.50%	51.01%	15.72%	7.46%	7.31%
Ratios and Supplemental Data
Net assets, end of period (000’s)	$179,253	$127,647	$63,730	$18,027	$14,514
Ratio of operating expenses to average net assets[c]	1.31%	1.37%	1.49%	1.50%	1.50%
Ratio of net investment income to average net assets[d]	0.95%	1.12%	0.31%	0.94%	1.60%
Portfolio turnover rate	32.43%	12.22%	27.93%	37.80%	57.88%

______________
[a]	Per share amounts have been calculated using the average shares method.
[b]	Amount represents less than $0.01 per share.
[c]

The annualized ratios of operating expenses to average net assets for the years ended December 31, 2003, 2002, 2001 and 2000 would have been 1.37%, 1.49%, 2.08% and 2.65%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

[d]

The annualized ratios of net investment income to average net assets for the years ended December 31, 2003, 2002, 2001 and 2000 would have been 1.12%, 0.31%, 0.36% and 0.44%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

First Eagle Variable Funds:

We have audited the accompanying statement of assets and liabilities of First Eagle Overseas Variable Fund (“Fund”), a portfolio of First Eagle Variable Funds, including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York February 22, 2005

First Eagle Overseas Variable Fund

TAX INFORMATION

(Unaudited)

The Fund designates the following amounts distributed during the fiscal year ended December 31, 2004, if any, as capital gain dividends and/or dividends eligible for corporate dividends received deduction:

			% of Dividends Eligible for the Dividends Received Deduction
				Long-Term Capital Gains

	Ordinary Income

	2004	2003		2004	2003

First Eagle Overseas Variable Fund	$7,102,170	$61,533	4.66%	685,297	—

______________
*

First Eagle Overseas Variable Fund paid foreign taxes of $408,974 and recognized foreign source income of $6,292,017. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment company taxable income during calendar year 2003.

First Eagle Overseas Variable Fund

ADDITIONAL INFORMATION

(unaudited)

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held With the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present	Chair, Hughes Hubbard & Reed	6

Director, ALSTOM; Director, Partnership for New York City; Director, Jacob’s Pillow Dance Festival, Inc.; Director, Merce Cunningham Dance Foundation, Inc.; Trustee, First Eagle Funds (Chair) (5 portfolios)

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Independent Consultant/Private Investor; prior to November 2002, Chief Executive Officer, Prudential Institutional, and Executive Vice President, Prudential Financial, Inc.; prior to November 1998, various executive positions within the Prudential organization	6	Director, New York Women’s Forum; Director, New York Women’s Forum Education Fund (Treasurer, New York Women’s Forum Education Fund); Director, Four Nations; Trustee, First Eagle Funds (5 portfolios)
William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present	President, Lingold Associates	6	Trustee, New York Foundation; Treasurer and Trustee, Black Rock Forest Consortium; Trustee, St. Anselm College; Trustee, First Eagle Funds (5 portfolios)
Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation; prior to June 1997, Vice President for Finance, Renssalaer Polytechnic Institute	6

Director, Junior Achievement of Southwest Michigan; Finance Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Trustee, First Eagle Funds (5 portfolios)

Dominique M. Raillard 15 Boulevard Delessert 75016 Paris France (born June 1938)	Trustee	April 1987 to present	Independent Consultant/Private Investor; prior to December 2001, Managing Director of Act 2 International (Consulting)	6	Trustee, First Eagle Funds (5 portfolios)

______________
(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Trustee expires on his/her 70th birthday.

INTERESTED TRUSTEES(1)

Name, Date of Birth and Address	Position(s) Held With the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and, Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK Ltd.; President, WorldVest, Inc.	6	Director, Aquila International Fund, Ltd.; Director, Arnhold Ceramics; Co-President and Trustee, First Eagle Funds (5 portfolios)
James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Ltd. since July 2002; prior thereto, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997; prior thereto, President and Chief Investment Officer of The William Penn Company (a registered investment adviser)	6

Director, Leucadia National Corporation; Director, Empire Insurance Company; Director JZ Equity Partners, Plc. (U.K. investment trust company); Director, Florida East Coast Industries; Director, Columbia University School of International and Public Affairs; Chairman’s Council, Conservation International; Trustee, First Eagle Funds (5 portfolios)

______________
(1)

Trustees who are “interested persons” of the Trust as defined in the Investment Company Act. Each of Messrs. Arnhold and Jordan is an interested person of the Trust by virtue of being an officer or an officer and/or director of the investment adviser and principal underwriter to the Trust.

(2)	The term of office of each Trustee expires on his/her 70th birthday.

OFFICERS

Name, Date of Birth and Address	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table above related to Interested Trustees
Charles de Vaulx 1345 Avenue of the Americas New York, New York 10105 (born October 1961)	Senior Vice President (portfolio manager)	December 1999 to present (with portfolio management responsibility since commencement of investment operations in February 1997)

Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Senior Vice President, First Eagle Funds; Chief Investment Officer, Global Value Group (a department of Arnhold and S. Bleichroeder Advisers, LLC) since January 2005; Senior Vice President, Societe Generale Asset Management Corp. since 1998, Associate Portfolio Manager from December 1996, Securities Analyst, prior to December 1996

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Vice President, Secretary, Treasurer and Chief Compliance Officer	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Senior Vice President, ASB Securities LLC; Vice President, Secretary, Treasurer and Chief Compliance Officer, First Eagle Funds
Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Assistant Secretary	December 1999 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Assistant Secretary, First Eagle Funds
Edwin S. Olsen 1345 Avenue of the Americas New York, New York 10105 (born September 1939)	Vice President	November 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, First Eagle Funds; Vice President, SG Cowen Securities Corp. from prior to 1999
Andrew DeCurtis 1345 Avenue of the Americas New York, New York 10105 (born March 1968)	Vice President	November 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, First Eagle Funds
Stefanie Spritzler 1345 Avenue of the Americas New York, New York 10105 (born July 1973)	Vice President and Assistant Treasurer	May 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Assistant Treasurer, First Eagle Funds
Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Assistant Vice President	December 2004 to present	Assistant Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Funds from December 2004
Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Assistant Treasurer, First Eagle Funds

______________

(1) The term of office of each officer is indefinite.

First Eagle Overseas Variable Fund

1345 Avenue of the Americas

New York, NY 10105

TRUSTEES AND OFFICERS
Trustees
John P. Arnhold	William M. Kelly
Candace K. Beinecke (Chair)	Paul J. Lawler
Jean D. Hamilton	Dominique Raillard
James E. Jordan

Officers
John P. Arnhold	President
Charles de Vaulx	Senior Vice President
Robert Bruno	Vice President, Secretary, Treasurer and Chief Compliance Officer
Suzan J. Afifi	Vice President and Assistant Secretary
Edwin S. Olsen	Vice President
Andrew DeCurtis	Vice President
Stefanie Spritzler	Vice President and Assistant Treasurer
Michael Luzzatto	Assistant Vice President
Winnie Chin	Assistant Treasurer

INVESTMENT ADVISER	UNDERWRITER
ARNHOLD AND S. BLEICHROEDER	FIRST EAGLE FUNDS DISTRIBUTORS,
ADVISERS, LLC	A DIVISION OF ASB SECURITIES LLC
1345 Avenue of the Americas	1345 Avenue of the Americas
New York, NY 10105	New York, NY 10105

INDEPENDENT REGISTERED PUBLIC
LEGAL COUNSEL	ACCOUNTING FIRM
SHEARMAN & STERLING LLP	KPMG LLP
599 Lexington Avenue	757 Third Avenue
New York, NY 10022	New York, NY 10017

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

SHAREHOLDER SERVICING AGENT
DST SYSTEMS, INC.
330 West 9th Street
Kansas City, MO 64105

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-334-2143.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has designated Paul J. Lawler and William M. Kelly as Audit Committee Financial Experts. Mr. Lawler and Mr. Kelly are both considered by the Board to be independent trustee.

Item 4.	Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003

Audit Fees	$12,100	$11,800
Audit-Related Fees	0	0
Tax Fees	$12,250	$11,600
All Other Fees	0	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant was $0 in both 2004 and 2003.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.
Item 9.	Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) By (Signature and Title)*	First Eagle Variable Funds /s/ John P. Arnhold

John P. Arnhold, President

   Date 3/4/2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

   Date 3/4/2005

By (Signature and Title)*	/s/ Robert Bruno

Robert Bruno, Principal Financial Officer

   Date 3/4/2005

*          Print the name and title of each signing officer under his or her signature.